UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23887)

Roundhill ETF Trust
(Exact name of registrant as specified in charter)

154 West 14th Street, 2nd Floor

New York, NY 10011
(Address of principal executive offices) (Zip code)

Will Hershey, President

Roundhill ETF Trust

154 West 14th Street, 2nd Floor

New York, NY 10011

(Name and address of agent for service)

(646) 661-5441

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

1

Item 1. Reports to Stockholders.

(a)

Roundhill ETF Trust

Roundhill S&P Dividend Monarchs ETF (KNGS)

ANNUAL REPORT

December 31, 2023

Roundhill ETF Trust

Table of Contents

Shareholder Letter (Unaudited)	2
Performance Overview (Unaudited)	3
Schedule of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	17
Shareholder Expense Example (Unaudited)	18
Trustees and Officers of the Trust (Unaudited)	19
Supplemental Information (Unaudited)	21
Review of Liquidity Risk Management Program	22
Privacy Policy (Unaudited)	23

Roundhill S&P Dividend Monarchs ETF

Shareholder Letter

December 31, 2023 (Unaudited)

Dear Shareholders,

The Roundhill S&P® Dividend Monarchs ETF (“KNGS” or the “Fund”) seeks to track the total return performance, before fees and expenses, of the S&P Dividend Monarchs Index (the “Index”). The Index is a rules-based index that tracks the performance of companies that have followed a policy of consistently increasing dividends every year for at least 50 years. Only securities issued by companies that have increased their total dividend per share amount every year for at least 50 consecutive years are eligible for inclusion in the Index. The Index’s selection universe is composed of all the securities comprising the S&P Composite 1500 Index.

The following information pertains to the fiscal period from inception on November 1, 2023 through December 31, 2023 (the “current fiscal period”).

The Fund had positive performance during the current fiscal period. The market price and NAV for KNGS increased by 11.65% and 11.29%, respectively, while the Fund’s Index increased by 11.32%. The Solactive GBS United States All Cap Index increased by 14.05% over the same period.

For the current fiscal period, the largest positive contributors to returns were Target Corp., 3M Co., and Leggett & Platt Inc., which added 1.21%, 0.99%, and 0.58% to the return of the Fund, respectively.

For the current fiscal period, the largest negative contributors to returns were National Fuel Gas Co., Hormel Foods Corp., and The Proctor & Gamble Company, which detracted 0.17%, 0.10%, and 0.08% from the return of the Fund, respectively.

Regards,

Will Hershey, CFA
Roundhill Financial Inc.

Investing involves risk, including possible loss of principal. Investing in dividend paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the broader market. Companies that issue dividend paying stocks are not required to pay or continue paying dividends on such stocks. It is possible that issuers of the stocks held by the Fund will not declare dividends in the future or will reduce or eliminate the payment of dividends (including reducing or eliminating anticipated accelerations or increases in the payment of dividends) in the future. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. Fund investments will be concentrated in an industry or group of industries and the value of Fund shares may rise and fall more than diversified funds. Foreign Investment Risk. Foreign investing involves social and political instability, market illiquidity, exchange rate fluctuation, high volatility, and limited regulation risks. Depository Receipts involve risks similar to the associated investments in foreign securities but may not provide a return that corresponds precisely with that of the underlying shares. The fund is passively managed and attempts to mirror the composition and performance of the S&P Dividend Monarchs Index. The Fund’s returns may not match due to expenses incurred by the Fund or lack of precise correlation with the index.

Roundhill S&P Dividend Monarchs ETF

Performance Overview

December 31, 2023 (Unaudited)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 12/31/2023)

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2023
Total Returns	Since Commencement[1]
Roundhill S&P Dividend Monarchs ETF—NAV	11.29%
Roundhill S&P Dividend Monarchs ETF—Market	11.65%
S&P Dividend Monarchs Index	11.32%
Solactive GBS United States All Cap Index	14.05%

[1]	The Fund commenced operations on November 1, 2023.

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (855) 561-5728. You cannot invest directly in an index. Shares are bought and sold at market price, not net asset value (NAV), and are individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00pm Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total returns would be reduced.

The Roundhill S&P Dividend Monarchs ETF seeks to track total return performance, before fees and expenses, of the S&P Dividend Monarchs Index (the “Index”). The Index measures the performance of companies that have followed a policy of consistently increasing dividends every year for at least 50 years. Only securities issued by companies that have increased their total dividend per share amount every year for at least 50 consecutive years are eligible for inclusion in the Index. An index is unmanaged and is not available for direct investment.

The Solactive GBS United States All Cap Index is part of the Solactive Global Benchmark Series which includes benchmark indices for developed and emerging market countries. The index intends to track the performance of the all cap covering approximately the largest 100% of the free-float market capitalization in the United States. It is calculated as a total return index in USD and weighted by free-float market capitalization.

Roundhill S&P Dividend Monarchs ETF

Schedule of Investments

December 31, 2023

Description	Shares	Value
COMMON STOCKS — 94.6%
Banks — 2.5%
Commerce Bancshares, Inc.	1,033	$55,167

Beverages — 5.8%
PepsiCo., Inc.	357	60,633
The Coca-Cola Co.	1,146	67,534
		128,167
Chemicals — 7.5%
HB Fuller Co.	352	28,656
PPG Industries, Inc.	316	47,258
RPM International, Inc.	376	41,973
Stepan Co.	512	48,410
		166,297
Commercial Services — 2.2%
ABM Industries, Inc.	1,066	47,789

Cosmetics & Personal Care — 8.6%
Colgate-Palmolive Co.	720	57,391
Kenvue, Inc.	3,870	83,321
The Procter & Gamble Co.	334	48,944
		189,656
Distribution & Wholesale — 1.1%
WW Grainger, Inc.	30	24,861

Electric — 4.8%
Black Hills Corp.	1,988	$107,253

Electrical Components & Equipment — 2.0%
Emerson Electric Co.	461	44,869

Food — 4.5%
Hormel Foods Corp.	1,816	58,312
Lancaster Colony Corp.	244	40,599
		98,911
Gas — 3.2%
National Fuel Gas Co.	1,402	70,338

Hand & Machine Tools — 5.4%
MSA Safety, Inc.	156	26,337
Stanley Black & Decker, Inc.	948	92,999
		119,336
Healthcare - Products — 2.1%
Abbott Laboratories	432	47,550

Home Furnishings — 5.0%
Leggett & Platt, Inc.	4,237	110,882

Household Products & Wares — 3.4%
Kimberly-Clark Corp.	629	76,430

Machinery - Diversified — 1.5%
Dover Corp.	214	32,915

Miscellaneous Manufacturing — 7.9%
3M Co.	1,094	119,596
Illinois Tool Works, Inc.	212	55,531
		175,127
Packaging & Containers — 3.6%
Sonoco Products Co.	1,440	80,453

Pharmaceuticals — 7.6%
AbbVie, Inc.	528	81,824
Becton Dickinson & Co.	104	25,358
Johnson & Johnson	392	61,442
		168,624
Retail — 9.3%
Genuine Parts Co.	397	54,985
Lowe’s Cos., Inc.	221	49,184
Target Corp.	712	101,403
		205,572
Water — 6.6%
American States Water Co.	547	43,990
California Water Service Group	907	47,046
SJW Group	840	54,894
		145,930
TOTAL COMMON STOCKS (Cost $1,972,560)		2,096,127

The accompanying notes are an integral part of the financial statements.

Roundhill S&P Dividend Monarchs ETF

Schedule of Investments

December 31, 2023 (Continued)

Description	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 4.9%
Federal Realty Investment Trust	1,064	$109,645
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $102,035)		109,645

SHORT-TERM INVESTMENTS — 0.3%
Money Market Fund — 0.3%
First American Government Obligations Fund, Class X, 5.28% (a)	6,326	6,326
TOTAL SHORT-TERM INVESTMENTS (Cost $6,326)		6,326

TOTAL INVESTMENTS (Cost $2,080,921) — 99.8%		2,212,098
Other assets and liabilities, net — 0.2%		4,289
NET ASSETS — 100.0%		$2,216,387

(a)	The rate shown is the seven day yield at period end.

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of the financial statements.

Roundhill S&P Dividend Monarchs ETF

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments, at value (Cost $2,080,921)	$2,212,098
Dividends and interest receivable	5,045
Total Assets	2,217,143

Liabilities
Payable to Adviser	756
Total Liabilities	756
Net Assets	$2,216,387

Net Assets Consists of:
Paid-in capital	$2,085,275
Total distributable earnings (accumulated losses)	131,112
Net Assets	$2,216,387

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	80,000
Net Asset Value, redemption price and offering price per share	$27.70

The accompanying notes are an integral part of the financial statements.

Roundhill S&P Dividend Monarchs ETF

Statement of Operations

For the Period Ended December 31, 2023(1)

Investment Income
Dividend income	$9,251
Interest income	671
Total investment income	9,922

Expenses
Advisory fees	756
Total expenses	756
Net investment income	9,166

Realized and Unrealized Gain on Investments
Net realized gain from:
Investments	44
Net realized gain on investments	44
Net change in unrealized appreciation/depreciation on:
Investments	131,177
Net change in unrealized appreciation/depreciation on investments	131,177
Net realized and unrealized gain on investments	131,221
Net increase in net assets from operations	$140,387

(1)	The Fund commenced operations on November 1, 2023.

The accompanying notes are an integral part of the financial statements.

Roundhill S&P Dividend Monarchs ETF

Statement of Changes in Net Assets

Period Ended December 31, 2023(1)
From Operations
Net investment income	$9,166
Net realized gain on investments	44
Net change in net unrealized appreciation/depreciation on investments	131,177
Net increase in net assets resulting from operations	140,387

From Distributions
Distributable earnings	(9,275)
Return of capital	(9,057)
Total distributions	(18,332)

From Capital Share Transactions
Proceeds from shares sold	2,094,332
Cost of shares redeemed	(100,000)
Net increase in net assets resulting from capital share transactions	1,994,332

Total Increase in Net Assets	2,116,387

Net Assets
Beginning of period	100,000
End of period	$2,216,387

Changes in Shares Outstanding
Shares outstanding, beginning of period	4,000
Shares sold	80,000
Shares redeemed	(4,000)
Shares outstanding, end of period	80,000

(1)	The Fund commenced operations on November 1, 2023.

The accompanying notes are an integral part of the financial statements.

Roundhill S&P Dividend Monarchs ETF

Financial Highlights

For a Share Outstanding Throughout the Period

Period Ended December 31, 2023 (1)

Net Asset Value, Beginning of Period	$25.10 (8)

Income (Loss) from investment operations:
Net investment income(2)	0.19
Net realized and unrealized gain on investments	2.64
Total from investment operations	2.83

Less distributions paid:
From net investment income	(0.12)
From return of capital	(0.11)
Total distributions paid	(0.23)

Net Asset Value, End of Period	$27.70

Total return, at NAV(3)(5)	11.29%
Total return, at Market(4)(5)	11.65%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$2,216

Ratio of expenses to average net assets(6)	0.35%
Ratio of net investment income to average net assets(6)	4.24%
Portfolio turnover rate (5)(7)	0%

(1)	The Fund commenced operations on November 1, 2023.

(2)	Per share net investment income was calculated using average shares outstanding.

(3)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value on ex-date during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.

(4)

Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at market value on pay date during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca Stock Exchange. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the NYSE Arca Stock Exchange.

(5)	Not annualized for periods less than one year.

(6)	Annualized for periods less than one year.

(7)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

(8)

The net asset value at the beginning of the period differs from the beginning net asset value reflected on the Statement of Changes in Net Assets due to a change in unrealized appreciation/depreciation from the inception date, October 13, 2023, to when the initial basket was created.

The accompanying notes are an integral part of the financial statements.

Roundhill ETF Trust

Notes to Financial Statements

December 31, 2023

1.	ORGANIZATION

The Roundhill S&P Dividend Monarchs ETF (the “Fund”) is a non-diversified series of Roundhill ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on May 2, 2023 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Roundhill Financial Inc. (“Roundhill” or the “Adviser”), the Fund’s Investment Adviser.

The Fund’s investment objective is to track the total return performance, before fees and expenses, of the S&P Dividend Monarchs Index.

2.	SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and follows the significant accounting policies described below.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Share Transactions

The net asset value (“NAV”) per share of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.

Fair Value Measurement

In calculating the NAV, the Fund’s exchange-traded equity securities will be valued at fair value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith by the Adviser using procedures adopted by the Board of Trustees of the Trust (the “Board”). The valuation of the Fund’s investments is performed in accordance with the principles found in Rule 2a-5 of the 1940 Act. The Board has designated the Adviser as the valuation designee of the Fund. The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotations. Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Money market funds are valued at NAV. If NAV is not readily available the securities will be valued at fair value.

Roundhill ETF Trust

Notes to Financial Statements

December 31, 2023 (Continued)

FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurements. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following hierarchy:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2023, are as follows:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$2,096,127	$—	$—	$2,096,127
Real Estate Investment Trusts	109,645	—	—	109,645
Money Market Fund	6,326	—	—	6,326
Total Investments - Assets	$2,212,098	$—	$—	$2,212,098

*	See the Schedule of Investments for industry classifications.

Security Transactions

Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated based on the specific identification basis.

Investment Income

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity, unless the Adviser determines in good faith that such method does not represent fair value.

Roundhill ETF Trust

Notes to Financial Statements

December 31, 2023 (Continued)

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Fund is treated as a separate entity for Federal income tax purposes. The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify and remain eligible for the special tax treatment accorded to RICs, the Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any. If so qualified, the Fund will not be subject to Federal income tax. Distributions received from REITs may be classified as dividends, capital gains, or return of capital.

Distributions to shareholders are recorded on the ex-dividend date. The Fund generally pays out dividends from net investment income, if any, at least annually, and distributes its net capital gains, if any, to shareholders at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profit for tax purposes are reported as a tax return of capital.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Interest and penalties related to income taxes would be recorded as income tax expense. The Fund’s Federal income tax returns are subject to examination by the Internal Revenue Service (the “IRS”) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of December 31, 2023, the Fund’s fiscal period end, the Fund had no material uncertain tax positions and did not have a liability for any unrecognized tax benefits. As of December 31, 2023, the Fund’s fiscal period end, the Fund had no examination in progress and management is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund recognized no interest or penalties related to uncertain tax benefits in the 2023 fiscal period. At December 31, 2023, the Fund’s fiscal period end, the tax periods since commencement of operations remained open to examination in the Fund’s major tax jurisdiction.

Indemnification

In the normal course of business, the Fund expects to enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these anticipated arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser expects the risk of loss to be remote.

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Fund subject to the supervision of the Board, including the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

Pursuant to the Advisory Agreement between the Trust, on behalf of the Fund, and Roundhill, the Fund pays a unified management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.35% based on the Fund’s average daily net assets.

The Adviser agrees to pay all expenses incurred by the Fund except for the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings (including net interest expenses incurred in connection with an investment in reverse repurchase agreements or futures contracts), dividends and other expenses on securities sold short, taxes (of any kind or nature, including, but not limited to, income, excise, transfer and withholding taxes), brokerage commissions and other expenses incurred in placing orders

Roundhill ETF Trust

Notes to Financial Statements

December 31, 2023 (Continued)

for the purchase and sale of securities and other investment instruments (including any net account or similar fees charged by futures commission merchants) or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions), acquired fund fees and expenses, accrued deferred tax liability, fees and expenses payable related to the provision of securities lending services, legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Exchange Traded Concepts, LLC (the “Sub-Adviser”), an Oklahoma limited liability company serves as the sub-adviser to the Fund. The Sub-Adviser is majority owned by Cottonwood ETF Holdings LLC. Pursuant to a Subadvisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Fund’s Index, subject to the supervision of the Adviser and the Board, including the independent Trustees. For its services, the Sub-Adviser is entitled to a sub-advisory fee paid by the Adviser, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Fund, and subject to a minimum annual fee as follows:

Minimum Annual Fee	Asset-Based Fee
$15,000	4 bps (0.04%) on the first $200 million 3.5 bps (0.035%) on the next $800 million 3 bps (0.03%) on the next $1 billion 2.5 bps (0.025%) on the balance over $2 billion

Distribution Agreement and 12b-1 Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s distributor pursuant to an ETF Distribution Agreement. The Distributor receives compensation from the Adviser for certain statutory underwriting services it provides to the Fund. The Distributor enters into agreements with certain broker-dealers and others that will allow those parties to be “Authorized Participants” and to subscribe for and redeem shares of the Fund. The Distributor will not distribute shares in less than whole Creation Units and does not maintain a secondary market in shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, the Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund.

Administrator, Custodian and Transfer Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) serves as administrator, transfer agent and fund accounting agent of the Fund pursuant to a Fund Servicing Agreement. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian pursuant to a Custody Agreement. Under the terms of these agreements, the Adviser pays the Fund’s administrative, custody and transfer agency fees.

Pursuant to an agreement between the Trust, on behalf of the Fund, and ACA Global, an employee of ACA Global serves as Chief Compliance Officer of the Trust. Fees for these services are paid by the Adviser under the terms of the Advisory Agreement.

At December 31, 2023, certain Officers and a Trustee of the Trust were also officers or employees of the Adviser.

Roundhill ETF Trust

Notes to Financial Statements

December 31, 2023 (Continued)

4.	CREATION AND REDEMPTION TRANSACTIONS

Shares of the Fund are listed and traded on the NYSE Arca, Inc. The Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV of the shares of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to four decimal places.

Creation Unit Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (the “Creation Unit Transaction Fee”) in connection with the issuance or redemption of Creation Units. The standard Creation Unit Transaction Fee will be the same regardless of the number of Creation Units purchased or redeemed by an investor on the applicable business day. The Creation Unit Transaction Fee charged by the Fund for each creation order is $300.

The fixed creation unit transaction fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for (i) creations effected outside the Clearing Process and (ii) creations made in an all cash amount (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase or redeem the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders. Variable fees, if any, received by the Fund are displayed in the Capital Share Transactions section on the Statement of Changes in Net Assets.

Only “Authorized Participants” may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

A creation unit will generally not be issued until the transfer of good title of the deposit securities to the Fund and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of the Fund will be issued to such authorized participant notwithstanding the fact that the Fund’s deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the Fund or its agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the Fund for losses, if any.

5.	FEDERAL INCOME TAX

The tax character of distributions paid was as follows:

	Ordinary Income(1)	Long-Term Capital Gain	Return of Capital
Period Ended December 31, 2023	$9,240	$35	$9,057

(1)	Ordinary income includes short-term capital gains.

Roundhill ETF Trust

Notes to Financial Statements

December 31, 2023 (Continued)

At December 31, 2023, the Fund’s fiscal period end, the components of distributable earnings and cost of investments on a tax basis, including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year, were as follows:

Federal Tax Cost of Investments	$2,080,986
Gross Tax Unrealized Appreciation	$136,324
Gross Tax Unrealized Depreciation	(5,212)
Net Tax Unrealized Appreciation (Depreciation)	131,112
Distributable Earnings	$131,112

Under current tax law, net capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses and post-October losses are determined only at the end of each fiscal year. The Fund did not defer any post-October losses for the fiscal period ended December 31, 2023. At December 31, 2023, the Fund’s fiscal period end, the Fund had no short-term or long-term capital losses.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the fiscal period ended December 31, 2023, there were no such reclassifications made for permanent tax differences on the Statement of Assets and Liabilities.

6.	INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments), creations in-kind and redemptions in-kind for the period ended December 31, 2023, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
Roundhill S&P Dividend Monarchs ETF	$—	$10,421	$2,085,181	$—

There were no realized gains and losses from in-kind redemptions for the period ended December 31, 2023.

7.	PRINCIPAL RISKS

As with all ETFs, shareholders of the Fund are subject to the risk that their investment could lose money. The Fund is subject to the principal risks, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

A complete description of principal risks is included in the prospectus under the heading “Principal Investment Risks’’.

8.	OTHER REGULATORY MATTERS

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

9.	SUBSEQUENT EVENTS

The Roundhill Bitcoin Covered Call Strategy ETF launched on January 17, 2024. The Fund is actively-managed, and its investment objective is to provide current income. The Fund’s secondary investment objective is to provide exposure to the price return of one or more exchange-traded funds that provide exposure to bitcoin and whose shares trade on a U.S. - regulated securities exchange.

Roundhill ETF Trust

Notes to Financial Statements

December 31, 2023 (Continued)

The Adviser filed a registration statement for the Roundhill Daily 2X Inverse Magnificent Seven ETF and the Roundhill Daily Inverse Magnificent Seven ETF. The Funds’ investment objective is to provide, before fees and expenses, inverse investment results that corresponds to the inverse performance of a basket portfolio consisting of the Magnificent Seven stocks.

The Adviser also filed a registration statement for the Roundhill Daily 2X Long Magnificent Seven ETF. The Fund’s investment objective is to provide, before fees and expenses, daily leveraged investment results that correspond to two times the performance of a basket portfolio consisting of the Magnificent Seven stocks.

The Adviser also filed a registration statement for the Roundhill N-100 0DTE Covered Call Strategy ETF and the Roundhill S&P 500 0DTE Covered Call Strategy ETF, with investment objectives of providing current income. The Funds’ secondary investment objective is to provide capital appreciation.

The Adviser also filed a registration statement for the Roundhill Lithium Futures ETF, with the investment objective of providing capital appreciation primarily through investments in lithium futures contracts.

Other than disclosed, there were no other subsequent events requiring recognition or disclosure through the date the financial statements were issued.

Roundhill ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of Roundhill S&P Dividend Monarchs ETF and
Board of Trustees of Roundhill ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Roundhill S&P Dividend Monarchs ETF (the “Fund”), a series of Roundhill ETF Trust, as of December 31, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the period from November 1, 2023 (commencement of operations) through December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations, the changes in net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as auditors of one or more funds advised by Roundhill Financial Inc. since 2019.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 29, 2024

Roundhill S&P Dividend Monarchs ETF

Shareholder Expense Example

(Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (July 1, 2023 to December 31, 2023), except noted in the footnotes below.

ACTUAL EXPENSES

The first line under the Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratios	Expenses Paid During the Period
Roundhill S&P Dividend Monarchs ETF
Actual	$ 1,000.00(4)	$ 1,112.90	0.35%	$ 0.62(2)
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,023.03	0.35%	$ 1.78(1)(3)

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value during the period, multiplied by 184/365 days (to reflect the six-month period).

(2)

Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value during the period, multiplied by 61/365 days (to reflect the period since the Fund’s inception).

(3)	For comparative purposes only as the Fund was not in operation for the full six-month period.

(4)	The Fund commenced operations on November 1, 2023. The Beginning Account Value is representative of this commencement date.

Roundhill ETF Trust

Trustees and Officers of the Trust

December 31, 2023 (Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers, and is available,without charge upon request by calling 1-800-617-0004, or by visiting the Fund’s website at www.roundhillinvestments.com.

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Interested Trustee
Timothy Maloney(1) c/o Roundhill Financial Inc. 154 West 14th Street 2nd Floor New York, NY 10011 Y.O.B.: 1989	Chairman of the Board of Trustees; Treasurer and Chief Financial Officer	● Indefinite term ● Since inception	Co-Founder and Chief Investment Officer of Roundhill Financial Inc. (2018 – present)	2	Roundhill UCITS ICAV; Roundhill Financial Inc.; AssetDash Corp.
Independent Trustees
John Pesce c/o Roundhill Financial Inc. 154 West 14th Street 2nd Floor New York, NY 10011 Y.O.B.: 1965	Trustee	● Indefinite term ● Since inception	Chief Executive Officer of TCG Group Holdings LP (1999 – present); Area President of Hub International (2021 – present)	2	Care Solace
Felix Rivera c/o Roundhill Financial Inc. 154 West 14th Street 2nd Floor New York, NY 10011 Y.O.B.: 1963	Trustee	● Indefinite term ● Since inception	Managing Partner of Independent Channel Advisors, LLC (2011 – present)	2	Advisors Preferred Trust; Alpha Alternative Fund; Cornerstone Investors Trust
Jeffrey Youngman c/o Roundhill Financial Inc. 154 West 14th Street 2nd Floor New York, NY 10011 Y.O.B.: 1961	Trustee	● Indefinite term ● Since inception	Managing Member of Feitlin, Youngman, Karas & Gerson, L.L.C. (1988 – Present)	2	None

Roundhill ETF Trust

Trustees and Officers of the Trust

December 31, 2023 (Unaudited) (Continued)

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Officers of the Trust
Will Hershey c/o Roundhill Financial Inc. 154 West 14th Street 2nd Floor New York, NY 10011 Y.O.B.: 1989	President	● Indefinite term ● Since inception	Co-Founder and Chief Executive Officer of Roundhill Financial Inc. (2018 – present)	N/A	N/A
David Mazza c/o Roundhill Financial Inc. 154 West 14th Street 2nd Floor New York, NY 10011 Y.O.B.: 1982	Vice President	● Indefinite term ● Since inception	Chief Strategy Officer of Roundhill Financial Inc. (2023 – present); Managing Director and Head of Product of Rafferty Asset Management, LLC (2018 – 2023)	N/A	N/A
Sean Poyntz c/o Roundhill Financial Inc. 154 West 14th Street 2nd Floor New York, NY 10011 Y.O.B.: 1992	Secretary	● Indefinite term ● Since inception	Vice President of Operations of Roundhill Financial Inc. (2021 – present); Head of Trading & Information Security (2019 – 2021) and Trader (2017 – 2019) of Lucerne Capital Management	N/A	N/A
Adam Shoffner(2) c/o ACA Group Three Canal Plaza Portland, ME 04101 Y.O.B.: 1979	Chief Compliance Officer and AntiMoney Laundering Officer	● Indefinite term ● Since inception	Senior Principal Consultant and Fund Compliance Officer of ACA Group (f/k/a Foreside Financial Group), (2020 – present); Compliance Consultant of Duff & Phelps (2018 – 2020)	N/A	N/A

(1)

Mr. Maloney is deemed an “interested person” of the Trust due to his position as Chief Investment Officer and co-owner of Roundhill Financial Inc. and Treasurer and Chief Financial Officer of the Trust.

(2)	Adam Shoffner is an employee of ACA Group, an affiliate of the Fund’s distributor.

Roundhill ETF Trust

Supplemental Information

December 31, 2023 (Unaudited)

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. A copy of the prospectus for the Fund may be obtained without charge by writing to the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by calling 1-800-617-0004, or by visiting the Fund’s website at www.roundhillinvestments.com.

QUARTERLY PORTFOLIO HOLDING INFORMATION

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at 1-800-617-0004. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

PROXY VOTING INFORMATION

The Fund is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-617-0004 and on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund trades on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available without charge, on the Fund’s website at www.roundhillinvestments.com.

TAX INFORMATION

For the fiscal period ended December 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Roundhill S&P Dividend Monarchs ETF	90.43%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended December 31, 2023 was as follows:

Roundhill S&P Dividend Monarchs ETF	90.46%

For the fiscal period ended December 31, 2023, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the Fund were as follows:

Roundhill S&P Dividend Monarchs ETF	0.10%

Roundhill ETF Trust

Review of Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the ‘’Series’’), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the ‘’Program’’) tailored specifically to assess and manage the liquidity risk of the Series.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Roundhill ETF Trust

Privacy Policy

December 31, 2023 (Unaudited)

We are committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

Investment Adviser:

Roundhill Financial Inc.
154 W. 14th St., 2nd Floor
New York, NY 10011

Investment Sub-Adviser:

Exchange Traded Concepts, LLC
10900 Hefner Pointe Drive, Suite 400
Oklahoma City, OK 73120

Legal Counsel:

Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Administrator, Fund Accountant & Transfer Agent:

U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
615 E. Michigan St.
Milwaukee, WI 53202

Custodian:

U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

This information must be preceded or accompanied by a current prospectus for the Fund.

(b)	Not applicable.

Item 2. Code of Ethics.

Roundhill ETF Trust (the "Registrant") has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Felix Rivera is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
Audit Fees	$13,500	N/A
Audit-Related Fees	$0	N/A
Tax Fees	$3,000	N/A
All Other Fees	$0	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The Registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The Registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “1934 Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the 1934 Act. The Trustees of the Board of Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), comprise the Registrant's audit committee.

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under 1940 Act as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the 1934 Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Roundhill ETF Trust

By (Signature and Title)*	/s/ Will Hershey
Will Hershey, President

Date	3/8/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Will Hershey
Will Hershey, President

Date	3/8/24

By (Signature and Title)*	/s/ Timothy Maloney
Timothy Maloney, Treasurer

Date	3/8/24

*	Print the name and title of each signing officer under his or her signature.